UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2014

Federal Home Loan Mortgage Corporation

(Exact name of registrant as specified in its charter)

Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 903-2000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2014, the Federal Housing Finance Agency (FHFA) released the 2014 Conservatorship Scorecard for Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation) and Fannie Mae (collectively, the Enterprises).

Under the terms of the 2014 Executive Management Compensation Program, one-half of a participating officer’s At-Risk Deferred Salary (or 15% of Target TDC) is subject to reduction based on an assessment of Freddie Mac’s performance against the Scorecard objectives. The Scorecard is set forth below:

2014 Scorecard for Fannie Mae & Freddie Mac

For all Scorecard items, Fannie Mae & Freddie Mac (the Enterprises) will be assessed based on the following criteria:

—	The extent to which the initiatives are undertaken in a safe and sound manner;

—	The quality, thoroughness, creativity, effectiveness, and timeliness of their work products;

—	Cooperation and collaboration with FHFA, Common Securitization Solutions (CSS), each other, and the industry;

—	The extent to which the outcomes of their activities support a competitive and resilient secondary mortgage market to support homeowners and renters;

—	The quality of the input provided to FHFA for periodic progress reports to the public.

Maintain in a safe and sound manner, foreclosure prevention activities and credit availability for new and refinanced mortgages to foster liquid, efficient, competitive and resilient national housing finance markets.    [40%]

The Enterprises are to:

Work to increase access to mortgage credit for creditworthy borrowers, consistent with the full extent of applicable credit requirements and risk-management practices through:

—	Continuing to improve the Representations and Warranties Framework for originations;

—	Providing additional clarity regarding servicing Representations and Warranties and remedies for poor performance, including compensatory fees;

—	Providing transparency regarding servicer eligibility standards;

—	Assessing and developing plans to encourage greater participation by small lenders, rural lenders, and state and local Housing Finance Agencies.

Continue to undertake key loss mitigation and foreclosure prevention activities, including:

—	Analyzing and pursuing opportunities to encourage take-up by currently HARP-eligible borrowers;

—	Assessing and developing additional plans for loss mitigation strategies, including those for the post-HAMP marketplace;

—	Developing and implementing a plan for targeted non-performing loan sales and Real Estate Owned property sales that facilitate neighborhood stabilization, especially in hardest hit markets.

Continue to develop approaches to reduce borrower, and therefore Enterprise, costs for Lender Placed Insurance (LPI).

Maintain the dollar volume of new multifamily business for each Enterprise at or below the 2013 caps, excluding:

—	Affordable housing loans, loans to small multifamily properties and loans to manufactured housing rental communities.

Reduce taxpayer risk through increasing the role of private capital in the mortgage market.    [30%]

Single Family:

—	Each Enterprise will transact credit risk transfers on single family mortgages with at least $90 billion of unpaid principal balances adjusted for the amount of credit risk transferred;

—	Each Enterprise must utilize at least one transaction type in addition to the STACR or CAS structures (e.g. insurance, upfront credit risk transfers, and senior/subordinated securitizations):

¡	FHFA will provide some extra Scorecard credit for the substantial completion of R&D efforts in this space;

¡	FHFA will provide more extra Scorecard credit for completing any additional types of transactions beyond the first two.

Multifamily:

—

The Enterprises are to assess the economics and feasibility of adopting additional types of risk transfer structures and of increasing the amount of risk transferred in current risk transfer structures (risk is broadly defined to include, but is not limited to, credit, counterparty or aggregation risk).

Retained Portfolio:

—	The Enterprises shall submit to FHFA within 60 days retained portfolio plans that meet, even under adverse conditions, the annual PSPA requirements and the $250 billion PSPA cap by December 31, 2018:

¡	The plans should focus on reducing less liquid assets;

¡	Any sales should be economically sensible transactions that consider impacts to the market and neighborhood stability.

The Enterprises are to finalize mortgage insurance Master Policies and enhanced eligibility requirements.

Build a new single-family securitization infrastructure for use by the Enterprises and adaptable for use by other participants in the secondary market in the future.    [30%]

The Enterprises are to:

Continue working with FHFA, each other and Common Securitization Solutions, LLC to build and test the Common Securitization Platform (CSP) and continue the implementation of required changes to the Enterprises’ related systems and operations for integration into the CSP. The Enterprises’ work on CSP should incorporate the following design principles:

—	Focus on the functions necessary for current Enterprise single family securitization activities;

—	Include the development of the operational and system capabilities necessary to issue a single (common) security for the Enterprises; and

—	Allow the option for the integration of additional market participants in a future system.

Identify key components, features and standards needed for a single (common) security in the CSP. Assess key issues and begin to address these issues:

—	Continue to explore other shorter-term changes that may improve market liquidity in the Agency MBS market.

Provide active support for mortgage data standardization initiatives:

—	Servicing Data and Technology Initiative (SDTI).

—	Engage with FHFA and the industry to identify current and anticipated mortgage servicing data and technology gaps in order to encourage technology improvements and expand data standardization.

—	The Uniform Closing Disclosure Dataset (UCD) initiative.

—	Develop a standardized dataset to support the CFPB’s Integrated Mortgage Disclosure Regulation and Closing Disclosure;

—	Create a strategy for the collection and use of the UCD dataset; and

—	Publish an industry announcement of the UCD dataset, as well as a timeline for the collection of the data.

—	Uniform Loan Application Dataset (ULAD).

—	Reassess loan application data needs;

—	Update the physical format of the URLA, and

—	Demonstrate progress towards creating a draft ULAD specification.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ Donald H. Layton
Donald H. Layton
Chief Executive Officer

Date: May 14, 2014